UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

Phoenix Education Partners, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42899	38-3922540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4035 S. Riverpoint Parkway
Phoenix, Arizona		85040
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 990-2765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PXED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2026, Phoenix Education Partners, Inc. (the “Company”) issued a press release reporting financial results for the three and twelve months ended August 31, 2026. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated in this report by reference. The Company has scheduled a webcast for 5:00 p.m. ET on November 3, 2026, to discuss its financial results.

The information contained in this Item 2.02, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2026, Michael Weston was appointed to the Board of Directors (“Board”) of the Company as a Class II director. Mr. Weston will serve on the nominating and corporate governance committee of the Board.

Mr. Weston is a Principal in the private equity group at Apollo Global Management, Inc., which he joined in 2022. He has nearly a decade of investing and portfolio management experience. From 2018 to 2020, Mr. Weston served as a private equity associate at Oaktree Capital Management and was an investment banking analyst at Credit Suisse from 2016 to 2018. Mr. Weston currently serves on the board of directors of Rackspace Technology, Inc. Mr. Weston holds a Bachelor’s degree, cum laude, from Brigham Young University and a Master of Business Administration degree from Harvard Business School.

Mr. Weston has entered into a standard indemnification agreement with the Company, the form of which is attached as exhibit 10.22 to the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission on November 20, 2025. Mr. Weston will not receive any compensation from the Company for serving as a director.

Mr. Weston is an Apollo Board Nominee, as defined in that certain Stockholders’ Agreement, dated as of October 8, 2025, by and among the Company, TVG-I-E-AEG Holdings, LP and AP VIII Socrates Holdings, L.P. There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Weston, or any member of his immediate family had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Education Partners, Inc.

Date:	November 3, 2026	By:	/s/ Michael Cochran
Michael Cochran Interim Chief Financial Officer